                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 26, 2002
                Date of Report (date of earliest event reported)


                         BERTHEL GROWTH & INCOME TRUST I
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                     33-89506                 52-1915821
           --------                     --------                 ----------
(State of Other Jurisdiction of     (Commission File           (IRS Employer
Incorporation or Organization)           Number)             Identification No.)


                        701 TAMA STREET MARION IOWA 52302
                        ---------------------------------
                    (Address of Principal Executive Offices)


                                 (319) 447-5700
                                 --------------
                           (Issuer's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On August 26, 2002, Berthel SBIC, LLC (the "SBIC"), a wholly-owned subsidiary of Berthel Growth & Income Trust I (the "Trust") received notice from the Small Business Administration (the "SBA"), dated August 22, 2002, that the SBIC was in default pursuant to the terms of subordinated debentures issued by the SBIC. Pursuant to the notice the SBA made demand for repayment, within fifteen days of the letter, of $9,500,000 (plus accrued interest) outstanding pursuant to the subordinated debentures. A copy of the letter from the SBA is included in this filing as Annex A.



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                                                                         ANNEX A

[SBA SEAL]
                       U.S. SMALL BUSINESS ADMINISTRATION
                             WASHINGTON, D.C. 20416
                           409 THIRD ST., SW, 6TH FL.
                              WASHINGTON, DC 20416
                         WRITER'S PHONE: (202) 205-6500
                          WRITER'S FAX: (202) 205-6959

August 22, 2002

Berthel SBIC, LLC                     By Certified Mail Return Receipt Requested
701 Tama Street
Marion, IA 52302-0609

Attn: Thomas Berthel, President

License No. 07-07/0100

Re:  Acceleration of Indebtedness
     Demand for Payment

Dear Mr. Berthel:

     Pursuant to the Small Business Investment Act of 1958, as amended (the "SBIA"), the Small Business Administration (SBA) provided financing to Berthel SBIC, LLC (the "Licensee"), through purchase from the Licensee of the following subordinated debentures (the "Debentures"):

----------------------------------------------------------
LOAN NUMBER         FACE AMOUNT           DAILY PER DIEM
                                        (INCLUDING 1% FEE)
----------------------------------------------------------
04657451-10        $1,000,000.00               $225.21
----------------------------------------------------------
04657452-08           800,000.00                189.37
----------------------------------------------------------
04657453-06           700,000.00                165.70
----------------------------------------------------------
04657454-04           125,000.00                 29.59
----------------------------------------------------------
04657455-02           310,000.00                 73.38
----------------------------------------------------------
04657456-00           260,000.00                 61.55
----------------------------------------------------------
04657457-09           770,000.00                182.27
----------------------------------------------------------
04657458-07           510,000.00                120.72
----------------------------------------------------------
04657459-05           525,000.00                124.27
----------------------------------------------------------
04660751-01           475,000.00                112.44
----------------------------------------------------------
04660752-10            75,000.00                 17.75
----------------------------------------------------------
04660753-08           300,000.00                 71.01
----------------------------------------------------------
04660754-06           150,000.00                 35.51
----------------------------------------------------------
04660755-04           300,000.00                 71.01
----------------------------------------------------------
04660756-02           200,000.00                 47.34
----------------------------------------------------------
04660757-00           100,000.00                 23.67
----------------------------------------------------------
04660758-09           250,000.00                 59.18
----------------------------------------------------------

                                [RECYCLING LOGO]

Berthel SBIC, pg. 2
August 22, 2002

----------------------------------------------------------
04660759-07           500,000.00                118.36
----------------------------------------------------------
04660760-10           225,000.00                 53.26
----------------------------------------------------------
04660761-08           225,000.00                 52.10
----------------------------------------------------------
04660762-06           150,000.00                 34.73
----------------------------------------------------------
04660763-04           175,000.00                 40.52
----------------------------------------------------------
04660764-02           175,000.00                 40.52
----------------------------------------------------------
04660765-00           200,000.00                 40.29
----------------------------------------------------------
04660766-09           500,000.00                100.73
----------------------------------------------------------
04660767-07            50,000.00                 10.07
----------------------------------------------------------
04660768-05           100,000.00                 20.15
----------------------------------------------------------
04660769-03           350,000.00                 70.51
----------------------------------------------------------
   TOTAL           $9,500,000.00             $2,191.21
----------------------------------------------------------

     The Debentures incorporate, by reference, provisions of SBA's Regulations (13 C.F.R.) (the "Regulations") as if fully set forth therein, including, but not limited to, 13 CFR Section 107.1810, Events of default and SBA's remedies for Licensee's non-compliance with the terms of Debentures. Section 107.1810(g) of the Regulations provides, in part, that upon written notice to the Licensee of one or more of the events in paragraph(f) of Section 1810, and subject to the conditions of paragraph(g)(2) of Section 1810, SBA(1) may declare the entire indebtedness evidenced by Licensee's debentures, including accrued interest, and/or any other amounts owed SBA with respect to the Debentures, immediately due and payable; and (2) may avail itself of any remedy available under the Act, specifically including institution of proceedings for the appointment of SBA or its designee as receiver under Section 311(c) of the Act.

     SBA HAS DETERMINED THAT THE LICENSEE HAS VIOLATED THE FOLLOWING SECTIONS OF THE REGULATIONS:

     SECTION 107.1810(f)(5) CAPITAL IMPAIRMENT

     You should be advised that the Licensee's account has been transferred to liquidation status. Your remittance of payment in full for the accelerated Debentures, including accumulated interest and fees thereon, should be submitted to the undersigned before the expiration of fifteen (15) days from the date of this letter. As of March 1, 2002 the Licensee is indebted to SBA upon the Debentures in the total principal amount of $9,500,000.00 plus accrued interest and fees through the next semi-annual due date of September 1, 2002 of $355,292.91 and fees of $47,890.41, totaling $9,903,183.32. The per diem rate on all of the Debentures, all of which will be purchased by the SBA on September 01, 2002, is $2,191.21.

     No right or cause of action of SBA shall be waived by this notice of acceleration of maturity and demand for payment.

     In the absence of a satisfactory response to the foregoing within the time specified, please be advised that this Agency will commence appropriate legal action for the collection of this indebtedness. If you wish to propose a means of setting the amount owing to SBA by a method other than a cash payment, such proposal should be submitted within the fifteen (15) day time period referred to above.


                                                 Sincerely,


                                                 /s/ John Silverman
                                                 -----------------------------
                                                 for M. Cecilia Hoppenjans, CPA
                                                 Financial Analyst
                                                 Account Resolution Branch
                                                 Office of SBIC Liquidation

cc:  Office of General Counsel


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Berthel Growth & Income Trust I

Date: August 27, 2002                        By: /s/ Daniel P. Wegmann
      ----------------                           -----------------------------
                                                 Controller